AMENDMENT NUMBER FOUR
TO FINANCING AGREEMENT

This AMENDMENT NUMBER FOUR TO FINANCING AGREEMENT (this “Amendment”), dated as of June 5, 2008, is entered into by and among GAMETECH INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), each subsidiary of the Borrower listed as a “Guarantor” on the signature pages thereto (each a “Guarantor” and collectively, jointly and severally, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), ABLECO FINANCE LLC, a Delaware limited liability company (“Ableco”), as collateral agent for the Lenders (in such capacity, together with any successor collateral agent, the “Collateral Agent”), and Ableco as administrative agent for the Lenders (in such capacity, together with any successor administrative agent, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).

W I T N E S S E T H

WHEREAS, Borrower, the Guarantors, Administrative Agent, Collateral Agent, and the Lenders are parties to that certain Financing Agreement, dated as of March 28, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”);

WHEREAS, the Borrower has requested that the Agents and the Lenders agree to certain amendments to the Financing Agreement;

WHEREAS, in connection with the foregoing, and subject to the satisfaction of the conditions set forth herein, Borrower, Administrative Agent, Collateral Agent, and the Lenders have agreed to amend the Financing Agreement on the terms set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreement.

2. AMENDMENTS TO FINANCING AGREEMENT

(a) SECTION 1.01 OF THE FINANCING AGREEMENT IS HEREBY AMENDED BY INSERTING THE FOLLOWING NEW DEFINITION IN PROPER ALPHABETICAL ORDER:

““Fourth Amendment” means that certain Amendment Number Four to Financing Agreement, dated as of June 5, 2008, among the Borrower, the Guarantors, the Lenders, and the Agents.”

““Fourth Amendment Effective Date” means the date that all of the conditions set forth in Section 4 of the Fourth Amendment shall be satisfied (or waived by the Administrative Agent in its sole discretion).”

(b) SECTION 2.04(A) of the Financing Agreement is hereby amended and restated in its entirety as follows:

“(a)           Revolving Loans.  Each Revolving Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of the making of such Loan until the date on which such principal amount is repaid in accordance herewith, as follows: (i) if the relevant Revolving Loan is a LIBOR Rate Loan, at a rate per annum equal to the LIBOR Rate plus 4.50 percentage points, and (ii) otherwise, at a rate per annum equal to the Reference Rate plus 3.00 percentage points.”

SECTION 2.04(B) of the Financing Agreement is hereby amended and restated in its entirety as follows:

“(b)           Term Loan.  The Term Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of the making of the Term Loan until the date on which such principal amount is repaid in accordance herewith, as follows:  (i) if the relevant portion of the Term Loan is a LIBOR Rate Loan, at a rate per annum equal to the LIBOR Rate plus 5.75 percentage points, and (ii) otherwise, at a rate per annum equal to the Reference Rate plus 4.25 percentage points.”

(c) SECTION 2.05(B)(III) of the Financing Agreement is hereby amended by replacing the date “March 28, 2009” contained therein with the date “June __, 2009”.

(d) SECTION 2.05(B)(III) of the Financing Agreement is hereby amended by inserting the following text after the last proviso and before the last period:

“; provided, however, further, notwithstanding anything to the contrary contained herein, the prepayment premium shall include an additional amount, measured as of the date of such Designated Repayment, equal to any Designated Repayment (including any partial repayment of the Obligations or partial reduction of the Total Revolving Credit Commitment from excess cash generated by the Borrower) from and including the Fourth Amendment Effective Date up to, but not including, the first anniversary of the Fourth Amendment Effective Date, 1.0% times the sum of (i) the amount of the Term Loan that is repaid plus (ii) the amount that the Total Revolving Credit Commitment is reduced on such date”

(e) SECTION 7.03(C) of the Financing Agreement is hereby amended and restated in its entirety as follows:

“(c)           TTM EBITDA.  Permit TTM EBITDA of the Borrower and its Subsidiaries for the period ended as of the last day of each fiscal quarter set forth below to be less than the applicable amount set forth opposite such date:

Fiscal Quarter End	TTM EBITDA

April 30, 2007	$21,000,000
July 31, 2007	$21,000,000
October 31, 2007	$21,000,000

January 31, 2008	$20,000,000
April 30, 2008	$19,000,000
July 31, 2008	$19,000,000
October 31, 2008	$21,000,000

January 31, 2009	$23,000,000
April 30, 2009	$23,000,000
July 31, 2009	$23,000,000
October 31, 2009	$23,000,000

January 31, 2010	$24,000,000
April 30, 2010	$24,000,000
July 31, 2010	$24,000,000
October 31, 2010	$24,000,000

January 31, 2011	$25,000,000
April 30, 2011	$25,000,000
July 31, 2011	$25,000,000
October 31, 2011	$25,000,000

January 31, 2012	$25,000,000

SECTION 7.03(D) of the Financing Agreement is hereby amended and restated in its entirety as follows:

“(d)           Capital Expenditures.  Make Capital Expenditures in any Fiscal Year in excess of the amount set forth in the following table for the applicable period (the “Base Fiscal Year”) plus the unexpended portion of the amount of the Capital Expenditures set forth in the following table for the Fiscal Year immediately prior to the Base Fiscal Year, beginning with the fiscal year ending October 31, 2007:

Fiscal Year 2007	$14,000,000
Fiscal Year 2008	$11,000,000
Fiscal Year 2009	$14,000,000
Fiscal Year 2010	$14,000,000
Fiscal Year 2011	$14,000,000
Fiscal Year 2012	$14,000,000

3. REPRESENTATIONS AND WARRANTIES

Borrower hereby represents and warrants to Agents and each Lender as follows:

(a) It has the requisite power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Loan Documents to which it is a party.  The execution, delivery and performance by it of this Amendment and the performance by it of each Loan Document to which it is a party (i) have been duly approved by all necessary action and no other proceedings are necessary to consummate such transactions, and (ii) are not in contravention of (A) any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or governmental authority binding on it, (B) the terms of its organizational documents, or (C) any provision of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

(b) This Amendment has been duly executed and delivered by Borrower.  This Amendment and each Loan Document to which Borrower is a party is Borrower’s legal, valid and binding obligation, enforceable against Borrower in accordance with its terms, and is in full force and effect except as such validity and enforceability is limited by the laws of insolvency and bankruptcy, laws affecting creditors’ rights and principles of equity applicable hereto;

(c) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against Borrower, any Guarantor, Agent or any Lender;

(d) No Default or Event of Default has occurred and is continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

(e) The representations and warranties in the Financing Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

4. CONDITIONS PRECEDENT TO AMENDMENT

The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof, and this Amendment shall be effective as of the date upon which such conditions precedent shall be fully and completely satisfied (such date being the “Effective Date”):

(a) Agents shall have received this Amendment, duly executed by Borrower;

(b) The representations and warranties in this Amendment and the Financing Agreement, as amended by this Amendment, shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date); and

(c) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.

5. GOVERNING LAW

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

6. ENTIRE AMENDMENT; EFFECT OF AMENDMENT

This Amendment, and the terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof.  Except for the amendments to the Financing Agreement expressly set forth herein, the Financing Agreement and other Loan Documents shall remain unchanged and in full force and effect.  To the extent any terms or provisions of this Amendment conflict with those of the Financing Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.  This Amendment is a Loan Document.

7. COUNTERPARTS

This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart of this Amendment by telecopy shall be equally as effective as delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telecopy also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8. MISCELLANEOUS.

(a) Upon the effectiveness of this Amendment, each reference in the Financing Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Financing Agreement shall mean and refer to the Financing Agreement as amended by this Amendment.

(b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the “Financing Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Financing Agreement shall mean and refer to the Financing Agreement as amended by this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

BORROWER: GAMETECH INTERNATIONAL, INC., a Delaware corporation By: Name: Jay Meilstrup Title: President and CEO
COLLATERAL AGENT: ABLECO FINANCE LLC, a Delaware limited liability company, as Collateral Agent By: Name: Title:
ADMINISTRATIVE AGENT: ABLECO FINANCE LLC, a Delaware limited liability company, as Administrative Agent By: Name: Title:
LENDERS: ABLECO FINANCE LLC, a Delaware limited liability company, on behalf of itself and its Affiliate assigns, as Lenders By: Name: Title:

[SIGNATURE PAGE TO AMENDMENT NUMBER FOUR TO FINANCING AGREEMENT]